UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

Meta Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36247	74-3237581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Highfield Park Dr
Dartmouth, Nova scotia, Canada		B3A 4R9
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 902 482-5729

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Securities Class Action Lawsuit; Granted Motion to Dismiss

As previously disclosed, beginning in January 2022, two putative securities class action lawsuits were filed in the U.S. District Court for the Eastern District of New York (the “Court”) against Meta Materials, Inc. (also referred to herein as the “Company”, "META", “we”, “us”, or “our”), our chief executive officer, our former chief financial officer, a former chairman of the board of directors of Torchlight Energy Resources, Inc. ("Torchlight"), and Torchlight's former chief executive officer. The complaints, purportedly brought on behalf of all purchasers of our publicly traded securities from September 21, 2020 through and including December 14, 2021, asserted claims under Sections 10(b), 14(a) and 20(a) of the Securities Exchange Act of 1934, or the Exchange Act, and Sections 11 and 15 of the Securities Act of 1933, arising primarily from a short-seller report and statements related to our business combination with Torchlight and were subsequently consolidated into a single action captioned "In re Meta Materials Inc. Securities Litigation, No. 1:21-cv-07203 ("Securities Class Action Lawsuit").

On September 29, 2023, following complete briefing and argument of defendants’ motion to dismiss, the Court entered an order granting defendants’ motion to dismiss and holding that plaintiffs failed to plead (1) a false statement or material omission or (2) a strong inference of scienter. The order dismissed all claims against all defendants, including the Company. Plaintiffs might move for leave to file an amended complaint. If plaintiffs do not file such a motion or the court denies it, the plaintiffs will have 30 days to file a notice of appeal from the date the court enters a final judgment in favor of the defendants.

On October 2, 2023, we issued a press release announcing dismissal of the Securities Class Action Lawsuit described above in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 2, 2023.
104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

META MATERIALS INC.

Date:	October 2, 2023	By:	/s/ George Palikaras
George Palikaras President and Chief Executive Officer